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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:   AUGUST 13, 2002
DATE OF EARLIEST EVENT REPORTED:   AUGUST 13, 2002

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


     DELAWARE                      1-12929                     36-4135495
 (State or other           (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                        Identification Number)
  incorporation or
  organization)
                          1100 COMMSCOPE PLACE SE,
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:        (828) 324-2200

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Item 9.   Regulation FD Disclosure.
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     On August 13, 2002, the registrant submitted to the Securities and
Exchange Commission the certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 in connection with its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. The Form 10-Q was accompanied by the certifications set forth below:

                      CERTIFICATION OF PERIODIC REPORT


     In connection with the Quarterly Report of CommScope, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank M. Drendel, Chairman and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                         /s/Frank M. Drendel
                                         ----------------------------------
                                         Frank M. Drendel
                                         Chairman and Chief Executive Officer


Dated: August 13, 2002


                      CERTIFICATION OF PERIODIC REPORT


     In connection with the Quarterly Report of CommScope, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jearld L. Leonhardt, Executive Vice-President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                          /s/Jearld L. Leonhardt
                                          -----------------------------------
                                          Jearld  L. Leonhardt
                                          Executive Vice-President and Chief
                                          Financial Officer

Dated:   August 13, 2002


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: August 13, 2002


                                   COMMSCOPE, INC.


                                   By:  /s/ Frank B. Wyatt II
                                      -------------------------------------
                                       Name:  Frank B. Wyatt II
                                       Title: Senior Vice President